QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.            )

Check the appropriate box:
☒	Preliminary information statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
☐	Definitive information statement

D.W.C. Installations (Name of Registrant as specified in its charter)
Payment of filing fee (check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
	(3)	Filing party:
	(4)	Date filed:

D.W.C. INSTALLATIONS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF D.W.C. INSTALLATIONS:

        NOTICE IS HEREBY GIVEN to you as a stockholder of record of D.W.C. Installations, a Nevada corporation (the "Company"), that a Majority Written Consent in Lieu of an Annual Meeting of Stockholders (the "Written Consent") has been executed to be effective not less than twenty days following the mailing of this Information Statement to you. The Written Consent authorizes the following corporate actions:

          1.    To elect five Directors for a term of one year or until their successors are duly elected and qualified;

          2.    To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent public accountant for the fiscal year ending December 31, 2002; and

          3.    To amend our Articles of Incorporation to change our name to The Children's Internet, Inc.

        Because execution of the Written Consent is assured, the Company's Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board of Directors of the Company has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

        The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

        The Board of Directors has fixed the close of business on November 1, 2002 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about November 21, 2002 to all stockholders of record as of the Record Date. Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized herein.

        PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ELECTION OF DIRECTORS AND REAPPOINTMENT OF ACCOUNTANTS AND AMENDMENT TO OUR ARTICLES OF INCORPORATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

D.W.C. INSTALLATIONS

INFORMATION STATEMENT ON SCHEDULE 14C

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of October 10, 2002 with the number of outstanding shares at 2,287,755; (ii) are officers or directors of the Company; and (iii) all officers and directors as a group:

Name	Number of Shares		Percentage Beneficially Owned(1)
Sholeh Hamedani, President, CEO, Secretary, Director(2)	1,166,755	(3)	51.0%
James Lambert, CFO	0		*
Jamshid Ghosseiri, Ph.D., Director(2)	5,000		*
Tyler Wheeler, CTO, Director(2)	5,000		*
Roger Campos, Esq., CTO, Director(2)	5,000		*
Dale Boehm, Director(2)	5,000		*
All Officers and Directors as a group (6 people)	1,166,755		51.0%
The Children's Internet, Inc.	1,166,755	(3)	51.0%

*
Less than 1%.

(1)
Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)
C/o the Company's address.

(3)
Sholeh Hamedani is the principal of The Children's Internet, Inc., a California corporation, the majority shareholder of the Company which holds 1,166,755 shares of our common stock

ELECTION OF DIRECTORS

        Five Directors were elected for the ensuing year or until their successors are duly elected and qualified.

Name	Age
Sholeh Hamedani	34
Jamshid Ghosseiri	62
Tyler Wheeler	32
Roger Campos, Esq.	55
Dale Boehm	34

        The consent of a majority of the voting shares of the Company was given for the election of the directors listed above.

DIRECTORS AND EXECUTIVE OFFICERS

        Ms. Sholeh Hamedani, is our President, Chief Executive Officer, Secretary and has been our Chairman of the Board since August 23, 2002. Ms. Hamedani brings over sixteen years of hands-on experience and knowledge in the multi-media, production, marketing and infomercial industry to her role at the Company. From May 2002 through the present she has served as the President, CEO and Founder of The Children's Internet, Inc. From July 1995 to August 2002 she was President and co-founder of Two Dog Net, Inc. a security solutions provider and software developer. She was responsible for managing product development of new technologies, as well as creating and implementing the marketing strategies. Ms. Hamedani's experience includes local and national advertising campaigns on television, radio, and print as well as producing, scripting and directing educational video programs and television Infomercials. She has managed most elements of a business from initial concept, product development, manufacturing, marketing, media, telemarketing, MIS data control systems and accounting. Prior to Two Dog Net, Inc., Ms. Hamedani was part of the founding team at SyberVision Systems in the Production and TV Media Department from 1985 to 1989. Ms. Hamedani attended California State University, Hayward majoring in Business Administration from 1985 to1988.

        Mr. James R. Lambert has been the Chief Financial Officer since September 2, 2002. Mr. Lambert has more than thirty years experience in a variety of executive positions. Most recently he was simultaneously CEO of Chamlian Financial Group and CFO of Alistar Insurance Company and acting CFO for Signature Financial Group. Prior to assuming those positions Mr. Lambert consulted with companies on strategic issues, mergers & acquisitions, turnaround issues and start-up matters. Clients consulted ranged from small ($1.5 million annual revenue) to large ($12 Billion annual revenue.) He is the former CEO of The Lambert Fund, Inc. a seed-round venture capital firm and CEO of JRL Realty Fund the financier for semi-custom homebuilders. While fulfilling those roles he was also Executive Vice President-Acquisitions and Strategic Planning for Concord General Corporation and was Vice President-Treasurer for First Horizon Insurance Company of Minnesota. During that tenure, he also sat on the boards of various venture portfolio companies including Homestar, Inc. a manufacturer of houseware products, CPS, Inc. the publisher of the Hertz Travel Guide, and PayFax Inc. a public fax operator. Prior to his career in industry, Mr. Lambert was a tax partner with the public accounting firm of Deloitte & Touche. Mr. Lambert is a Certified Public Accountant and is a member of the American Institute of CPAs and the California Society of CPAs and an associate member of the Certified Fraud Examiners. He holds a BS degree (accounting major) from the University of Oregon and a Masters of Accounting Science degree from the University of Illinois.

        Mr. Jamshid Ghosseiri has been a director since August 23, 2002. From January 9, 1989 through the present he has served as Chief of the Microbiology Department at Mt. Diablo Medical Center. Mr. Ghosseiri has over 35 years of experience in the field of clinical microbiology and research in infectious diseases. He received a B.S. from San Jose State University in 1966 and completed his Post Graduate Studies in Infectious Diseases at Stanford University in 1969.

        Mr. Tyler Wheeler has been a director since August 23, 2002. Mr. Wheeler has spent the greater portion of his life in the presence of computer technology, specializing in system integration and design. He co-founded Micro Tech Systems in 1989. In 1993 he and his father founded Integrative Systems, Inc., a hardware and software computer consulting firm. From January 1996 through the present, Mr. Wheeler serves as Vice President of Technology at Two Dog Net, Inc. a security solutions provider and software developer. Mr. Wheeler completed a BA in Finance and Business Law at California State University, Fresno in May of 1996.

        Mr. Roger Campos, Esq. has been a director since August 23, 2002. Mr. Campos received his JD law degree in June 1972 from the United States International University (San Diego, CA) and received his BA in June of 1969 from the University of California at Santa Barbara. He has over 25 years of experience in legal and management positions with five federal U.S. agencies during the Nixon, Ford, and Reagan administrations, including the White House's Office of Management and Budget. From February 2002 through the present, he serves as President and CEO of the Minority Business Roundtable, a national membership organization, based in Washington DC, for CEOs of the nation's largest minority-owned companies. From January 2000 to February 2002 Mr. Campos was Executive Director of the Minority Business Roundtable. From January 2000 to January 1997 he served as Vice President of government relations for the Hispanic Association of Colleges and Universities. Mr. Campos provides consulting services in the areas of contracting, marketing, venture capital, mergers, and acquisitions.

        Mr. Dale Boehm has been a director since August 23, 2002. From September 2001 continuing through the present, Mr. Boehm has served as Director of Sales at Qwest Telecommunications, Inc.. From December 2000 to September 2001, Mr. Boehm was the Regional Vice President of Central Region Sales at OneSecure Inc., a managed security services provider enabling clients to co-manage firewalls. From January 2000 through the present, Mr. Boehm has been an instructor of TCP/IP, Business-to-Business e-Commerce, and IP Technology programs at the University of Wisconsin-Milaukee. He is the Chairman on the Executive Steering Committee for the University Outreach Program. He is also a member of the Information Systems Security Association (ISSA)®. Mr. Boehm received his Certificate of Telecommunications Analysis from the University of Wisconsin-Milwaukee in 1994 and is currently enrolled at Concordia University, Mequon, Wisconsin for a Bachelor of Arts, Management & Communication degree.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

        There currently are no committees of the Board of Directors.

        The Board of Directors held three meetings in fiscal 2001. All Directors attended at least 75% of the meetings of the Board of Directors.

EXECUTIVE COMPENSATION

GENERAL COMPENSATION DISCUSSION.

        All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

SUMMARY COMPENSATION TABLE

        The following table sets forth the total compensation earned by or paid to the executive officers for the last three fiscal years. No officer of the Company earned more than $100,000 in the last three fiscal years.

		ANNUAL COMPENSATION						LONG TERM COMPENSATION
								Awards				Payouts
	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)		Securities Underlying Options/ SARs (#)		LTIP Payouts ($)		All Other Compensation ($)
Alan Schram, President, Secretary and Treasurer,(3)	2001 2000 1999		$0 N/A N/A		$0 N/A N/A		$0 N/A N/A		$0 N/A N/A		$0 N/A N/A		$0 N/A N/A		$0 N/A N/A
Hagit Bernstein, President and Secretary(4)	2001 2000 1999	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0
Raphi Shram, Treasurer(5)	2001 2000 1999	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0	$ $	N/A 0 0

(3)
Resigned August 12, 2002.,

(4)
Resigned January 1, 2001.

(5)
Resigned January 1, 2001.

No options or SARs where granted to any executive officers.

STOCK AND COMPENSATION PLANS

        None.

EMPLOYMENT AND RELATED AGREEMENTS

        The Company has not entered into any employment agreements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On July 3, 2002, the Company entered into a Plan of Reorganization with The Children's Internet, Inc., a California corporation ("TCI"). Pursuant to the Plan of Reorganization, which closed on July 3, 2002 we sold 1,166,755 newly issued shares of our common stock to TCI in exchange for an aggregate purchase price of $150,000. Sholeh Hamedani is the principal of TCI.

        On June 28, 2002, the Company entered into a Consulting Agreement with Alan Schram. This agreement provides for Alan Schram to provide consulting services to the Company. In return for his services, the agreement entitles Alan Schram to receive 25,000 shares of restricted stock of the Company at the completion of the agreement's 4-month term. Alan Schram is the former President, Secretary, Chief Financial Officer and a Director of the Company.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS FOR FISCAL 2002

        The Company has retained and the stockholders ratified Stonefield Josephson, Inc. as its independent public accountant for the fiscal year ending December 31, 2002. Stonefield Josephson, Inc. has been the independent accountant for the Company for the past two years and has no financial interest, either direct or indirect, in the Company.

        The following table presents fees for the professional audit services rendered by Stonefield Josephson, Inc. for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by Stonefield Josephson, Inc. for fiscal year 2001.

Audit fees	$4,250
All other fees	$0

Total fees	$4,250

        The consent of a majority of the voting shares of the Company was given for the ratification of Stonefield Josephson, Inc. as the Company's independent public accountant.

AMENDMENT OF ARTICLES

NAME CHANGE

        The consent of the majority of our shareholders was given to authorize an amendment to our Articles of Incorporation to effect a name change of the Corporation from DWC Installations to The Children's Internet, Inc. Our Board of Directors and a majority of our shareholders believe it is in the best interests of the Corporation to change its name. "DWC Installations" is a name reflective of and reminiscent of our prior business and now that a change in control has occurred, along with a change in our business plan, the name The Children's Internet, Inc. more appropriately reflects our new business plan.

        The Amendment to our Articles of Incorporation effecting this name change will be filed with the Nevada Secretary of State no less than 20 days after the mailing of this Information Statement to our shareholders.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002

        The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2003 annual meeting of stockholders is expected to be held on or about November 15, 2003, and proxy materials in connection with that meeting are expected to be mailed on or about August 15, 2003. Proposals of stockholders of the Company that are intended to be presented at the Company's 2003 annual meeting must be received by the Company no later than June 15, 2003, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

        Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that other filings were required for such persons, the Company believes that, during the year ended December 31, 2001, the following individuals failed to comply with the applicable Section 16(a) filing requirements:

        Alan Schram filed his Form 3 late and is delinquent in filing his Form 5 for the fiscal year ended December 31, 2001

        Hagit Bernstein, Raphi Schram and Naomi Schram are each delinquent in filing a Form 5 for the fiscal years ended December 31, 2000 and December 31, 2001.

ANNUAL REPORT

        A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement, including the financial statements that are part of our Annual Report. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, and Quarterly Reports on Form 10-QSB for the periods ended March 31, 2002 and June 30, 2002 are each incorporated by reference into this Information Statement. Additional copies of this Information Statement and/or the Annual Report, as well as copies of the Quarterly Report may be obtained without charge upon written request to Sholeh Hamedani, DWC Installations, 2401 Crow Canyon Rd., Suite 201, San Ramon, CA 94583 or on the Internet at www.sec.gov from the SEC's EDGAR database.

By Order of the Board of Directors
BY:	/s/ SHOLEH HAMEDANI Sholeh Hamedani, President, Chief Executive Officer, Secretary and Chairman of the Board

QuickLinks

D.W.C. INSTALLATIONS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS HELD BY MAJORITY WRITTEN CONSENT
D.W.C. INSTALLATIONS INFORMATION STATEMENT ON SCHEDULE 14C PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 2002
AMENDMENT OF ARTICLES
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
ANNUAL REPORT